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                                 Exhibit 99.1
                      Form of Questa Oil & Gas Co. proxy

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                             QUESTA OIL & GAS CO.

                        SPECIAL MEETING OF STOCKHOLDERS

                              __________ __, 2000

THIS PROXY IS SOLICITED ON BEHALF OF QUESTA OIL & GAS CO.'S BOARD OF DIRECTORS


 P      The undersigned hereby appoints Warren L. Meeks and Alan W. Meeks, and each of them, proxies for the undersigned, with full power of substitution, R to vote all shares of Questa Oil & Gas Co. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders O of Questa Oil & Gas Co., Tulsa, Oklahoma, on _________, __________ __, 2000
    at _____ A.M., or at any adjournment thereof, upon the matters set forth on X the reverse side and described in the accompanying Proxy
    Statement/Prospectus and upon such other business as may properly come
 Y  before the meeting or any adjournment thereof.

         Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.

  _____________________________________________________________________________
  COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

         (Continued, and to be marked, dated & signed on reverse side)

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  The Board of Directors recommends a vote FOR Item 1.
                                                                 Please mark
                                                                 your votes  [X]
                                                                 this way
                               FOR        AGAINST     ABSTAIN
  Item 1 - Approval of the
           Agreement and       [  ]        [  ]         [  ]
           Plan of Merger,
           dated as of
           December 8, 1999,
           among Questa,
           Unit Corporation
           and Unit
           Acquisition
           Company






                PLEASE MARK THIS BOX IF YOU  [  ]  COMMENTS/ADDRESS CHANGE  [  ]
                PLAN TO ATTEND THE MEETING         Please mark this box if
                                                   you have written
                                                   comments/address change on
                                                   the reverse side.



  Receipt is hereby acknowledged of the Questa Oil & Gas Co.
  Notice of Special Meeting and Proxy Statement/Prospectus.


  Signature(s)_______________________________ Date: ____________________________

  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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